                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                       ----------------------------------



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) May 22, 1995


                                ELDORADO BANCORP
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


      California                      1-9709                 95-3642383
- ------------------------------     -------------       --------------------
 (State or other jurisdiction       (Commission          (I.R.S. Employer
    of incorporation)               File Number)        Identification No.)


      17752 East 17th Street, Tustin California                92680
      -----------------------------------------        --------------------
       (Address of principal executive offices)              (Zip code)


 Registrant's telephone number, including area code (714) 832-4204


                                  Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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                 Exhibit Index on Sequentially Numbered Page 4
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ITEM 5.       OTHER EVENTS

       On May 22, 1995, Eldorado Bancorp (the "Company") entered into a definitive merger agreement pursuant to which the Company's wholly- owned subsidiary, Eldorado Bank, will acquire, by merger, all of the outstanding shares of common stock of Mariners Bancorp and Mariners Bancorp's wholly-owned subsidiary, Mariners Bank, will be merged with and into Eldorado Bank, which will be the surviving bank in that merger. In the merger between Eldorado Bank and Mariners Bancorp, the shareholders of Mariners Bancorp will receive one share of common stock of the Company and $7.30 in cash, subject to certain adjustments, for each of their shares of common stock of Mariners Bancorp. The completion of the transaction is subject to certain conditions, including obtaining approval of the shareholders of the Company and Mariners Bancorp and approval of applicable regulatory agencies.


ITEM 7.       EXHIBITS

              (c)   EXHIBITS.

              Exhibit Number

                     2.0 Agreement and Plan of Reorganization and Merger dated as of May 22, 1995, by and among Eldorado Bancorp, a California corporation, Eldorado Bank, a California state chartered bank, Mariners Bancorp, a California corporation and Mariners Bank, a California state chartered bank.

                    99.0          Press Release dated May 22, 1995.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ELDORADO BANCORP



Date:  May 25, 1995                   By:   /s/ DAVID R. BROWN
                                          -------------------------------------
                                          David R. Brown,
                                          Executive Vice President





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                                 EXHIBIT INDEX



The following exhibits are attached hereto and incorporated herein by reference:

                                                                   Sequentially
Exhibit Number                    Description                      Numbered Page
- --------------                    -----------                      -------------
    2.0           Agreement and Plan of Reorganization and Merger         5
                  dated as of May 22, 1995, by and among
                  Eldorado Bancorp, a California corporation
                  Eldorado Bank, a California state chartered
                  bank, Mariners Bancorp, a California
                  corporation and Mariners Bank, a California
                  state chartered bank.*

   99.0           Press Release dated May 22, 1995.                      99



* Schedules omitted. The Registrant shall furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.





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